Exhibit 99.1

Impinj, Inc. Announces Proposed Private Offering of $75 Million of Convertible Senior Notes Due 2026

SEATTLE – December 10, 2019 – Impinj, Inc. (“Impinj”) (Nasdaq: PI) today announced its intention to offer, subject to market conditions and other factors, $75 million aggregate principal amount of Convertible Senior Notes due 2026 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Impinj also expects to grant the initial purchasers of the notes a 13-day option to purchase up to an additional $11.25 million aggregate principal amount of the notes.

The notes will be senior, unsecured obligations of Impinj, and will bear interest payable semi-annually in arrears. The notes will be convertible into cash, shares of Impinj’s common stock or a combination thereof, at Impinj’s election. The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.

In connection with the pricing of the notes, Impinj expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments, the number of shares of common stock underlying the notes sold in the offering. The capped call transactions are generally expected to reduce potential dilution to Impinj’s common stock upon any conversion of the notes and/or offset any cash payments Impinj is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

Impinj has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Impinj’s common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Impinj’s common stock or the notes at that time. In addition, Impinj expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or by purchasing or selling shares of the common stock or other securities of Impinj in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any conversion, repurchase or redemption of the notes, to the extent Impinj exercises the relevant election under the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

Impinj intends to use a portion of the net proceeds of the offering of the notes to pay the cost of the capped call transactions. If the initial purchasers exercise their option to purchase additional notes, Impinj expects to use a portion of the net proceeds from the sale of such additional notes to enter into additional capped call transactions with the option counterparties. Impinj intends to use approximately $24.0 million of the net proceeds from the offering to prepay and terminate its senior credit facility. Impinj intends to use the remainder of the net proceeds from the offering for general corporate purposes.

The notes will only be offered to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. Neither the notes nor the shares of Impinj’s common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Impinj

Impinj wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

Cautionary Language Concerning Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the proposed terms of the notes, the timing and size of the notes offering, the granting of a 13-day option to purchase additional notes, the extent, and potential effects, of capped call transactions, the potential dilution to Impinj’s common stock, the conversion price for the notes and the expected use of the proceeds from the sale of the notes, and other statements contained in this press release that are not historical facts. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Impinj’s control. Impinj’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Impinj’s filings and reports with the Securities and Exchange Commission (“SEC”), as well as other filings and reports that may be filed by Impinj from time to time with the SEC. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for Impinj’s products may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; Impinj faces intense competition in its market; weakened global economic conditions may adversely affect its industry or customers; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; Impinj’s average selling prices and gross margins may decline and adversely impact its financial performance; Impinj may be unable to adequately protect its intellectual property; changes to the regulatory regime for Impinj’s products and services may harm its business; and other risks and uncertainties. Past performance is not necessarily indicative of future results. Impinj anticipates that subsequent events and developments will cause its views to change. Impinj undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Impinj’s views as of any date subsequent to the date of this press release.